SCHEDULE OF LONG-TERM PREPAYMENTS (Details)	Mar. 31, 2025 HKD ($)	Mar. 31, 2025 USD ($)	Mar. 31, 2024 HKD ($)
Long-term Prepayments
Prepayments for operation	$ 1,714,066	$ 219,752	$ 3,784,889
Prepayments for marketing expenses	7,174,247	919,775	15,101,247
Total Prepaid Expenses	8,888,313	1,139,527	18,886,136
Current portion of long-term prepayments	8,087,313	1,036,835	14,990,889
Non-current portion of long-term prepayments	$ 801,000	$ 102,692	$ 3,895,247